SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


        Current Report Pursuant to Section 13 or 15 (d) of
                    The Securities Act of 1934


Date of Report   (Date of earliest event reported)     July 6, 1998


               Jordan Telecommunication Products, Inc.
      (Exact name of registrant as specified in its charter)


   Delaware                 333-34585                         36-4173125
(State or other            (Commission                   (I.R.S. Employer
Jurisdiction)              File Number)                   Identification No.)



          Arbor Lake Centre, Suite 550
          1751 Lake Cook Road, Deerfield, IL                   60015
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code       (847) 945-5591




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Item 5.          Other Events


          On July 6, 1998, Jordan Telecommunication Products, Inc. ("JTP") hired Harold Bevis as President and Chief Executive Officer, and he will become a director.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  JORDAN TELECOMMUNICATION
                                  PRODUCTS, INC.



July 6, 1998                      By   /s/ Michael R. Elia
                                    Chief Financial Officer